OTHER NON-CURRENT LIABILITIES	12 Months Ended
Dec. 31, 2017
OTHER LONG-TERM LIABILITIES [Abstract]
OTHER NON-CURRENT LIABILITIES

24.	OTHER NON-CURRENT LIABILITIES

(in thousands of $)	2017	2016
FLNG deferred revenue (1)	72,138	—
Pension obligations (see note 25)	37,537	37,873
Guarantees issued to Golar Partners (see note 29)	11,429	11,429
Other (2)	11,444	2,912
	132,548	52,214

(1) This represents the corresponding liability upon recognition of the LTA derivative asset. This deferred gain will be amortized to earnings in line with revenue recognized over the term of the LTA host contract, commencing on the customer's acceptance of the Hilli. The initial amount recognized of $79.6 million, of which $72.1 million is non-current. The current portion of FLNG deferred revenue is included in "Other current liabilities" (see note 22).

(2) Included in Other is asset retirement obligation of $9.8 million. The corresponding asset of $9.8 million is recorded within asset under development (see note 16).